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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.

                          SCHEDULE 14A INFORMATION


        PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by
       Rule14a-6(e)(2))
[ ]    Definitive Proxy Statement
[X]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Rule 14a-12

                            EL PASO CORPORATION
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              (Name of Registrant as Specified in its Charter)

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  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule
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Q&A'S POSTED ON EL PASO'S STRAIGHT TALK INTRANET WEBSITE ON MAY 30, 2003.
The following Q&As were posted on El Paso's Straight Talk Intranet Website on May 30, 2003. Each Q&A contains a link to the legends, "CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING STATEMENTS" and "ADDITIONAL IMPORTANT INFORMATION", as provided here below.

CAN EL PASO EMPLOYEES ATTEND THE ANNUAL SHAREHOLDERS MEETING ON JUNE 17 WITHOUT TAKING PAID TIME OFF (PTO)?
Our company's employees will be allowed to attend the Shareholders Meeting without taking PTO, unless their department supervisor determines that work demands make it impractical to do so. Meeting attendees will need to show their El Paso badge before they can be admitted to the meeting. The meeting will be held at 2 p.m. on Tuesday, June 17, 2003 at the George R. Brown Convention Center in Houston, Texas.


HOW WILL WE REDUCE THE COMPANY'S DEBT OBLIGATIONS GOING FORWARD?
We expect to reduce debt and other obligations by approximately $10 billion by mid-2005 using a portion of proceeds from asset sales as well as recovered working capital from the trading and petroleum businesses, natural gas production hedges.

While we have more work to do, we are pleased with the progress we have made to date, and we are confident that the company is headed in the right direction.


DURING THE CLEAN SLATE INITIATIVE, SHOULD WE EXPECT ADDITIONAL LAYOFFS? WILL THE COMPANY OFFER VOLUNTARY SEVERANCE TO EMPLOYEES?
We are in the process of a top-to-bottom analysis to identify cost-saving opportunities as part of the Clean Slate Initiative. Though it would be inappropriate to speculate before this process is completed, we do expect some additional staff reductions. Our company does not have a voluntary severance program.


PLEASE EXPLAIN THE PROCESS OF NOMINATING CANDIDATES FOR EL PASO'S BOARD OF DIRECTORS.
Candidates for El Paso's board of directors can be nominated for election at the annual meeting by shareholders, or by the board of directors, upon the recommendation of the board's independent governance committee.

Shareholders wishing to nominate candidates for election as directors at the 2004 Annual Meeting must submit in writing a notice complying with the company's bylaws to the Corporate Secretary's office between February 18, 2004 and March 19, 2004. Nominations are forwarded by our Corporate Secretary to the board's governance committee.

The board of directors may also add new members between annual meetings, upon the recommendation of the board's independent governance committee.

Generally, when the company is seeking new members for the board, the governance committee will retain a search firm to assist the committee in identifying potential board members. After appropriate review of the potential nominee's qualifications, the governance committee may recommend to the board that a particular nominee be added to the board. The board of directors then votes to determine if a candidate will be added to the board.


CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This release includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this release, including, without limitation, our ability to attract and retain qualified members of the Board of Directors; the successful recruitment and retention of a qualified CEO; the successful implementation of the 2003 operational and financial plan; the successful implementation of the settlement related to the Western Energy Crisis; material and adverse impacts from our proxy contest with Selim Zilkha/Oscar Wyatt; actions by the credit rating agencies; the successful close of financing transactions; our ability to successfully exit the energy trading business; our ability to divest of certain non-core assets; changes in commodity prices for oil, natural gas, and power; general economic and weather conditions in geographic regions or markets served by El Paso Corporation and its affiliates, or where operations of the company and its affiliates are located; the uncertainties associated with governmental regulation; political and currency risks associated with international operations of the company and its affiliates; inability to realize anticipated synergies and cost savings associated with restructurings and divestitures on a timely basis; difficulty in integration of the operations of previously acquired companies, competition, and other factors described in the company's (and its affiliates') Securities and Exchange Commission filings. While the company makes these statements and projections in good faith, neither the company nor its management can guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. The company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the company, whether as a result of new information, future events, or otherwise.

ADDITIONAL IMPORTANT INFORMATION

On May 12, 2003, El Paso Corporation began the process of mailing its definitive proxy statement, together with a WHITE proxy card. Shareholders are strongly advised to read El Paso's proxy statement as it contains important information.

Shareholders may obtain an additional copy of El Paso's definitive proxy statement and any other documents filed by El Paso with the Securities and Exchange Commission for free at the Internet Web site maintained by the Securities and Exchange Commission at www.sec.gov. Copies of the definitive proxy statement are available for free at El Paso's Internet Web site at www.elpaso.com or by writing to El Paso Corporation, Investor Relations, P.O. Box 2511, Houston, TX 77252. In addition, copies of El Paso's proxy materials may be requested by contacting El Paso's proxy solicitor, MacKenzie Partners, Inc. at (800) 322-2885 Toll-Free or by email at proxy@mackenziepartners.com.

Information regarding the names, affiliation and interests of individuals who may be deemed participants in the solicitation of proxies of El Paso's shareholders is contained in El Paso's definitive proxy statement.